NATIONS RESERVES

                           RULE 18f-3 MULTI-CLASS PLAN


I.       Introduction.

         Pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), the following sets forth the method for allocating fees and expenses among each class of shares in the investment portfolios of The Capitol Mutual Funds, doing business as Nations Reserves ("Reserves"). In addition, this Rule 18f-3 Multi-Class Plan (the "Plan") sets forth the maximum initial sales loads, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services, if any, applicable to a particular class of shares of the portfolios. The Plan also identifies expenses that may be allocated to a particular class of shares to the extent that they are actually incurred in a different amount by the class or relate to a different kind or degree of services provided to the class.

         Reserves is an open-end series investment company registered under the 1940 Act, the shares of which are registered on Form N-1A under the Securities Act of 1933 (Registration Nos. 33-33144 and 811-6030). Reserves elects to offer multiple classes of shares in its investment portfolios pursuant to the provisions of Rule 18f-3 and this Plan.

         Reserves currently consists of the following sixteen separate investment portfolios: Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations Money Market Reserves, Nations California Tax-Exempt Reserves (the "Money Market Funds"), Nations Asset Allocation Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Intermediate Bond Fund, Nations Blue Chip Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations International Equity Fund, Nations International Value Fund and Nations Emerging Markets Fund (the "Non-Money Market Funds").

         The above-listed investment portfolios of Reserves (the "Funds") are authorized to issue the following classes of shares representing interests in the Funds:

              (i) Nations Cash Reserves, Nations Treasury Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations Money Market Reserves, Nations California Tax-Exempt Reserves -- Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Trust Class Shares, Investor Class Shares, Daily Class Shares, Service Class Shares, Investor B Shares and Investor C Shares.

              (ii) Nations Cash Reserves -- Capital Class Shares, Liquidity Class Shares, Adviser Class Shares, Market Class Shares, Trust Class Shares, Investor Class Shares, Daily Class Shares, Service Class Shares, Investor B Shares, Investor C Shares and Marsico Shares.

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              (iii)   Nations Asset Allocation Fund and Nations Blue Chip Fund
                      -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares, Investor C Shares and Seafirst Shares.

              (iv) Nations Intermediate Bond Fund -- Primary A Shares, Investor A Shares, Investor B Shares, Investor C Shares and Seafirst Shares.

              (v) Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations International Equity Fund, Nations International Value Fund and Nations Emerging Markets Fund -- Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares and Investor C Shares.

              (vi) Nations Capital Income Fund and Nations California Municipal Bond Fund -- Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares.

II.      Allocation of Expenses.

      A. Pursuant to Rule 18f-3 under the 1940 Act, Reserves shall allocate to each class of shares in a Fund (i) any fees and expenses incurred by Reserves in connection with the distribution of such class of shares under a distribution plan adopted for such class of shares pursuant to Rule 12b-1, and (ii) any fees and expenses incurred by Reserves under a shareholder servicing plan in connection with the provision of shareholder services to the holders of such class of shares.

      B. In addition, pursuant to Rule 18f-3, Reserves may allocate the following fees and expenses, if any, to a particular class of shares in a single
Fund:

              (i) transfer agent fees identified by the transfer agent as being attributable to such class of shares;

              (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, reports, and proxies to current shareholders of such class of shares or to regulatory agencies with respect to such class of shares;

              (iii) blue sky registration or qualification fees incurred by such class of shares;

              (iv) Securities and Exchange Commission registration fees incurred by such class of shares;

              (v) the expense of administrative personnel and services (including, but not limited to, those of a portfolio accountant, custodian or dividend paying agent charged with calculating net asset values or determining or paying dividends) as required to support the shareholders of such class of shares;

              (vi) litigation or other legal expenses relating solely to such class of shares;

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              (vii)   fees of the Trustees of Reserves incurred as result of
                      issues relating to such class of shares;

              (viii) independent accountants' fees relating solely to such class of shares; and

              (ix) any other fees and expenses, not including advisory or custodial fees or other expenses related to the management of the Fund's assets, relating to (as defined below) such class of shares.

      C. For all purposes under this Plan, fees and expenses "relating to" a class of shares are those fees and expenses that are actually incurred in a different amount by the class or that relate to a different kind or degree of services provided to the class. The proper officers of Reserves shall have the authority to determine whether any or all of the fees and expenses described in Section B of this Part II should be allocated to a particular class of shares. The Board of Trustees will monitor such allocation to ensure that they comply with the requirements of the Plan.

      D. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of any such Fund pursuant to this Plan shall be allocated to each class of the Fund on the basis of the relative net assets (settled shares), as defined in Rule 18f-3, of that class in relation to the net assets of the Fund.

      E. In certain cases, Banc of America Advisors, Inc., Banc of America Capital Management, Inc., Chicago Equity Partners Corporation, Gartmore Global Partners, Bank of America, N.A., Stephens Inc., PFPC Inc., or another service provider for a Fund may waive or reimburse all or a portion of the expenses of a specific class of shares of the Fund. The Board of Trustees will monitor any such waivers or reimbursements to ensure that they do not provide a means for cross-subsidization between classes.

III.     Class Arrangements.

      The following summarizes the maximum front-end sales charges, contingent deferred sales charges, Rule 12b-1 distribution fees, shareholder servicing fees, conversion features, exchange privileges and other shareholder services, if any, applicable to each class of shares of Reserves. Additional details regarding such fees and services are set forth in the relevant Fund's (or Funds') current Prospectus(es) and Statement of Additional Information.

      A. Capital Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3.      Maximum Rule 12b-1 Distribution Fees: None

              4.      Maximum Shareholder Servicing Fees: None

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              5.      Conversion Features/Exchange Privileges: Capital Class
                      Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6.      Other Shareholder Services: None

      B. Liquidity Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Liquidity Class Shares of each Money Market Fund may reimburse Stephens for certain expenses incurred by Stephens in connection with the distribution of Liquidity Class Shares. Such reimbursement payments may not exceed 0.30%, on an annual basis, of the average daily net assets of such shares. In addition, the Distribution Plan permits the Liquidity Class Shares of Nations Cash Reserves, Nations Government Reserves, Nations Municipal Reserves, Nations California Tax-Exempt Reserves and Nations Money Market Reserves to pay Stephens up to 0.30% and Nations Treasury Reserves to pay Stephens up to 0.35%, on an annual basis, of the average daily net assets of such shares which Stephens can use to compensate financial institutions that provide administrative and/or distribution services to the holders of Liquidity Class Shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Liquidity Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features/Exchange Privileges: Liquidity Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6.      Other Shareholder Services: None

      C. Adviser Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

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              3.      Maximum Rule 12b-1 Distribution/Shareholder Servicing
                      Fees: Pursuant to a Shareholder Servicing Plan, Adviser Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25%, on an annual basis, of the average daily net assets of such shares. The Adviser Class Shareholder Servicing Plan provides that, to the extent any portion of the fees payable under the Plan is deemed to be primarily for distribution-related services, such fees are deemed approved pursuant to the Shareholder Servicing Plan and Rule 12b-1.

              4. Conversion Features/Exchange Privileges: Adviser Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              5.      Other Shareholder Services. None

      D. Market Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Market Class Shares of each Money Market Fund may pay distribution fees of up to 0.20% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Market Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features/Exchange Privileges: Market Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6.      Other Shareholder Services: None

            E. Trust Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

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              3.      Maximum Rule 12b-1 Distribution Fees: None

              4. Maximum Shareholder Administration Fees: Pursuant to a Shareholder Servicing Plan, Trust Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.10% of the average daily net assets of such shares.

              5. Conversion Features/Exchange Privileges: Trust Class Shares of a Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6.      Other Shareholder Services: None

            F. Investor Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor Class Shares of each Money Market Fund may pay distribution fees of up to 0.10% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features/Exchange Privileges: Investor Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6. Other Shareholder Services: Reserves offers a Systematic Investment Plan and an Automatic Withdrawal Plan to holders of Investor Class Shares of the Funds. In addition, Reserves offers checkwriting privileges to holder of Investor Class Shares of the Money Market Funds.

            G. Daily Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

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              3.      Maximum Rule 12b-1 Distribution Fees: Pursuant to a
                      Distribution Plan adopted under Rule 12b-1, Daily Class Shares of each Money Market Fund may pay distribution fees of up to 0.35% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Daily Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features/Exchange Privileges: Daily Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6. Other Shareholder Services: Reserves offers a Systematic Investment Plan and an Automatic Withdrawal Plan to holders of Daily Class Shares of the Funds. In addition, Reserves offers checkwriting privileges to holder of Daily Class Shares of the Money Market Funds.

            H. Service Class Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Service Class Shares of each Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Service Class Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features/Exchange Privileges: Service Class Shares of a Money Market Fund shall have such conversion features and exchange privileges, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Money Market Fund.

              6. Other Shareholder Services: Reserves offers a Systematic Investment Plan and an Automatic Withdrawal Plan to holders of Service Class Shares of the Funds. In addition, Reserves offers checkwriting privileges to holder of Service Class Shares of the Money Market Funds.

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            I. Marsico Shares -- Nations Cash Reserves Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3.      Maximum Rule 12b-1 Distribution Fees: None

              4.      Maximum Shareholder Servicing/Administration Fees:
                      Pursuant to a Shareholder Administration Plan, Marsico Shares may pay shareholder administration fees of up to 0.10% of the average daily net assets of such shares. Pursuant to a Shareholder Servicing Plan, Marsico Shares of Nations Cash Reserves may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features: Marsico Shares of the Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of the Fund.

            6. Exchange Privileges:

                      (a) Marsico Shares of the Fund may be acquired through an exchange of shares from a fund, other than Funds of Nations Fund, managed by Marsico Capital Management, LLC.

                      (b) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Marsico Shares of the Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7. Other Shareholder Services: The Company offers a Systematic Investment Plan and Automatic Withdrawal Plan to holders of Marsico Shares of the Fund.

            J. Primary A Shares -- Non-Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3.      Maximum Rule 12b-1 Distribution Fees: None

              4.      Maximum Shareholder Servicing Fees: None

              5.      Conversion Features: None

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              6.      Exchange Privileges:

                      (a) Primary A Shares of a Fund may be exchanged for Primary A Shares of any other Nations Fund. In some cases, the only Money Market Fund option is Trust Class Shares of Reserves Money Market Funds.

                      (b) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Primary A Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7.      Other Shareholder Services: None

            K. Primary B Shares -- Non-Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3.      Maximum Rule 12b-1 Distribution Fees: None

              4.      Maximum Shareholder Servicing/Administration Fees:
                      Pursuant to a Shareholder Administration Plan, Primary B Shares of Nations Asset Allocation Fund, Nations Blue Chip Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund, Nations International Equity Fund, Nations International Value Fund and Nations Emerging Markets Fund each may pay shareholder administration fees of up to 0.60% of the average daily net assets of such shares, provided that in no event may the portion of such fee that constitutes a "service fee," as that term is defined in Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., exceed 0.25% of the average daily net asset value of such Primary B Shares of a Fund.

              5. Conversion Features: Primary B Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Fund.

              6.      Exchange Privileges:

                      (a) Primary B Shares of a Fund may be exchanged for Primary B Shares of any other Nations Fund.

                      (b) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Primary B Shares of a

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                              Fund without amending this Plan, provided that
                              such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7.      Other Shareholder Services: None

            L. Investor A Shares -- Non-Money Market Funds Only.

              1.      Maximum Initial Sales Load:

                      (a) Nations Blue Chip Fund, Nations Capital Income Fund, Nations Emerging Growth Fund, Nations Disciplined Equity Fund, Nations Asset Allocation Fund, Nations Balanced Assets Fund, Nations Marsico Focused Equities Fund, Nations Marsico Growth & Income Fund: maximum of 5.75%.

                      (b) Nations California Municipal Bond Fund: maximum of 4.75%.

                      (c)     Nations Intermediate Bond Fund: maximum of 3.25%.

              2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds):

                      (a) 1.00% of purchases made before August 1, 1999 in amounts over $1 million if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.

                      (b) 1.00% of purchases made on or after August 1, 1999 in amounts over $1 million if redeemed within 18 months of purchase and eliminated thereafter.

              3.      Redemption Fee:

                      (a) 1.00% of the current net asset value of shares purchased in amounts of $1 million or more between July 31, 1997 and November 15, 1998, and redeemed within 18 months of purchase.

                      (b) 1.00% of the current net asset value of shares purchased by an employee benefit plan that initially invested in Investor A Shares between July 31, 1997 and November 15, 1998, and redeemed within 18 months of purchase in connection with redemption of all Nations Funds holdings of the employee benefit plan.

              4.      Maximum Rule 12b-1 Distribution/Shareholder Servicing
                      Fees: Pursuant to a Shareholder Servicing and Distribution Plan adopted under Rule 12b-1, Investor A Shares of each Non-Money Market Fund may pay a combined distribution and shareholder servicing fee of up to 0.25% of the average daily net assets of such shares.

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              5.      Conversion Features: Investor A Shares of a Fund shall
                      have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Fund.

              6.      Exchange Privileges:

                      (a) Investor A Shares of the Non-Money Market Funds may be exchanged for Investor A Shares of any other Nations Fund, except Index Funds.

                      (b) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Investor A Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7. Other Shareholder Services. Reserves offers a Systematic Investment Plan, an Automatic Withdrawal Plan and an Automatic Exchange Feature to holders of Investor A Shares of the Money Market Funds.

            M. Investor B Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 5.00% if redeemed within one year of purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor B Shares of each Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor B Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features: Investor B Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Fund.

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              6.      Exchange Privileges:

                      (a) Investor B Shares of a Money Market Fund may be exchanged for Investor B Shares of any other Nations Fund, except Nations Funds Money Market Funds.

                      (b) Investor B Shares of a Money Market Fund may be exchanged for Investor B Shares of any Reserves Money Market Funds.

                      (c) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Investor B Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7. Other Shareholder Services: Reserves offers a Systematic Investment Plan, an Automatic Withdrawal Plan and an Automated Dollar Cost Averaging Feature to holders of Investor B Shares of the Money Market Funds.

            N. Investor B Shares -- Non-Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds):

                      (a) Nations Blue Chip Fund, Nations Capital Income Fund, Nations California Municipal Bond Fund, Nations Marsico Growth and Income Fund, Nations Marsico Focused Equities Fund, Nations International Equity Fund, Nations International Value Fund, Nations Emerging Markets Fund and Nations Asset Allocation Fund: 5.00% if redeemed within one year of purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter.

                      (b) Nations Intermediate Bond Fund: 3.00% if redeemed within one year of purchase, declining to 1.00% in the fourth year after purchase and eliminated thereafter.

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor B Shares of each Non-Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor B Shares of each Non-Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

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              5.      Conversion Features: Investor B Shares of a Fund shall
                      have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Fund.

              6.      Exchange Privileges:

                      (a) Investor B Shares of a Non-Money Market Fund may be exchanged for Investor B Shares of any other Nations Fund, except Money Market Funds.

                      (b) Investor B Shares of a Non-Money Market Fund may be exchanged for Investor B Shares of any Reserves Money Market Fund.

                      (c) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Investor B Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7. Other Shareholder Services: Reserves offers a Systematic Investment Plan, an Automatic Withdrawal Plan and an Automatic Exchange Feature to holders of Investor B Shares of the Non-Money Market Funds.

            O. Investor C Shares -- Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 1.00% if redeemed within one year of purchase and eliminated thereafter.

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor C Shares of each Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor C Shares of each Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

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              5.      Conversion Features: Investor C Shares of a Fund shall
                      have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Fund.

              6.      Exchange Privileges:

                      (a) Investor C Shares of a Money Market Fund may be exchanged for Investor C Shares of any other Nations Fund, except Nations Funds Money Market Funds.

                      (b) Investor C Shares of a Money Market Fund may be exchanged for Investor C Shares of any Reserves Money Market Funds.

                      (c) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Investor C Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7. Other Shareholder Services. Reserves offers a Systematic Investment Plan, an Automatic Withdrawal Plan, an Automatic Exchange Feature and an Automated Dollar cost Averaging Feature to holders of Investor C Shares of the Money Market Funds.

            P. Investor C Shares -- Non-Money Market Funds Only.

              1.      Maximum Initial Sales Load: None

              2. Contingent Deferred Sales Charge (as a percentage of the lower of the original purchase price or redemption proceeds): 1.00% if redeemed within one year of purchase and eliminated thereafter.

              3. Maximum Rule 12b-1 Distribution Fees: Pursuant to a Distribution Plan adopted under Rule 12b-1, Investor C Shares of each Non-Money Market Fund may pay distribution fees of up to 0.75% of the average daily net assets of such shares.

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Investor C Shares of each Non-Money Market Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features: Investor C Shares of a Fund shall have such conversion features, if any, as are determined by or ratified by the Board of Trustees of Reserves and described in the then-current prospectus for such shares of such Fund.

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

              6.      Exchange Privileges:

                      (a) Investor C Shares of a Non-Money Market Fund may be exchanged for Investor C Shares of any other Nations Fund, except Money Market Funds.

                      (b) Investor C Shares of a Non-Money Market Fund may be exchanged for Investor C Shares of any Reserves Money Market Funds.

                      (c) Investor C Shares of a Non-Money Market Fund that were originally obtained in an exchange of Investor A Shares of a Managed Index Fund for Investor C Shares of a Non-Money Market Fund may be exchanged for Investor A Shares of any Index Fund.

                      (d) From time to time, the Board of Trustees of Reserves may modify, or ratify modifications to, the exchange privileges of Investor C Shares of a Fund without amending this Plan, provided that such exchange privileges, as modified, are described in the then-current prospectus for such shares of such Fund.

              7. Other Shareholder Services. Reserves offers a Systematic Investment Plan, an Automatic Withdrawal Plan and an Automatic Exchange Feature to holders of Investor C Shares of the Non-Money Market Funds.

      Q. Seafirst Class Shares -- Nations Asset Allocation, Nations Intermediate Bond and Nations Blue Chip Funds Only.

              1.      Maximum Initial Sales Load: None

              2.      Contingent Deferred Sales Charge: None

              3.      Maximum Rule 12b-1 Distribution Fees: None

              4. Maximum Shareholder Servicing Fees: Pursuant to a Shareholder Servicing Plan, Seafirst Class Shares of each Fund may pay shareholder servicing fees of up to 0.25% of the average daily net assets of such shares.

              5. Conversion Features: Seafirst Class Shares of a Fund will convert to Investor A Shares of the same Fund on June 23, 2000.

              6. Exchange Privileges: Seafirst Class Shares of a Fund may be exchanged for Investor A Shares of any Nations Fund, except Index Funds.

              7.      Other Shareholder Services. None

IV.      Board Review.

         The Board of Trustees of Reserves shall review this Plan as frequently as it deems necessary. Prior to any material amendment(s) to this Plan, the Board of Trustees of Reserves, including a majority of the Trustees who are not interested persons of Reserves, shall find that the Plan, as proposed to be amended (including any proposed amendments to the method of allocating class and/or fund expenses), is in the best interests of each class of shares of the Fund individually, and the Fund as a whole. In considering whether to approve any proposed amendment(s) to the Plan, the Trustees of Reserves shall request and evaluate such information as they consider reasonably necessary to evaluate the proposed amendment(s) to the Plan.

Adopted: April 12, 1995
Amended: August 19, 1999

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